FUTURE ACCOUNTING DEVELOPMENTS	12 Months Ended
Dec. 31, 2017
Disclosure of expected impact of initial application of new standards or interpretations [text block] [Abstract]
Disclosure of expected impact of initial application of new standards or interpretations [text block]

NOTE 54: FUTURE ACCOUNTING DEVELOPMENTS

The following pronouncements are not applicable for the year ending 31 December 2017 and have not been applied in preparing these financial statements. Save as disclosed below, the impact of these accounting changes is still being assessed by the Group and reliable estimates cannot be made at this stage.

IFRS 9 Financial Instruments

IFRS 9 replaces IAS 39 ‘Financial Instruments: Recognition and Measurement’ and is effective for annual periods beginning on or after 1 January 2018. The Group has chosen 1 January 2018 as its initial application date of IFRS 9 and has not restated comparative periods.

CLASSIFICATION AND MEASUREMENT

IFRS 9 requires financial assets to be classified into one of three measurement categories, fair value through profit or loss, fair value through other comprehensive income or amortised cost. Financial assets will be measured at amortised cost if they are held within a business model the objective of which is to hold financial assets in order to collect contractual cash flows, and their contractual cash flows represent solely payments of principal and interest. Financial assets will be measured at fair value through other comprehensive income if they are held within a business model the objective of which is achieved by both collecting contractual cash flows and selling financial assets and their contractual cash flows represent solely payments of principal and interest. Financial assets not meeting either of these two business models; and all equity instruments (unless designated at inception to fair value through other comprehensive income); and all derivatives are measured at fair value through profit or loss. An entity may, at initial recognition, designate a financial asset as measured at fair value through profit or loss if doing so eliminates or significantly reduces an accounting mismatch.

In October 2017 the IASB issued an Amendment to IFRS 9, ‘Prepayment Features with Negative Compensation’ which has an effective date of 1 January 2019. This Amendment changes the requirements of IFRS 9 so that certain prepayment features meet the solely payments of principal and interest test. The Group has some loans in its Commercial Banking division that have these features and so the Group has decided to apply the Amendment in 2018 in order to avoid further changes to accounting for financial assets in 2019.

IMPAIRMENT

The IFRS 9 impairment model will be applicable to all financial assets at amortised cost, debt instruments measured at fair value through other comprehensive income, lease receivables, loan commitments and financial guarantees not measured at fair value through profit or loss.

IFRS 9 replaces the existing ‘incurred loss’ impairment approach with an expected credit loss (‘ECL’) model resulting in earlier recognition of credit losses compared with IAS 39. Expected credit losses are the unbiased probability weighted average credit losses determined by evaluating a range of possible outcomes and future economic conditions.

The ECL model has three stages. Entities are required to recognise a 12 month expected loss allowance on initial recognition (stage 1) and a lifetime expected loss allowance when there has been a significant increase in credit risk since initial recognition (stage 2). Stage 3 requires objective evidence that an asset is credit-impaired, which is similar to the guidance on incurred losses in IAS 39, and then a lifetime expected loss allowance is recognised.

IFRS 9 requires the use of more forward looking information including reasonable and supportable forecasts of future economic conditions. The need to consider a range of economic scenarios and how they could impact the loss allowance is a subjective feature of the IFRS 9 ECL model. The Group has developed the capability to model a number of economic scenarios and capture the impact on credit losses to ensure the overall ECL reflects an appropriate distribution of economic outcomes.

For all material portfolios, IFRS 9 ECL calculation will leverage the systems, data and methodology used to calculate regulatory ‘expected losses’. The definition of default for IFRS 9 purposes will be aligned to the Basel definition of default to ensure consistency across the Group. IFRS 9 models will use three key input parameters for the computation of expected loss, being probability of default (‘PD’), loss given default (‘LGD’) and exposure at default (‘EAD’). However, given the conservatism inherent in the regulatory expected losses calculation and some differences in the period over which risk parameters are measured, some adjustments to these components have been made to ensure compliance with IFRS 9.

IMPACT ON 31 DECEMBER 2017 BALANCE SHEET

It is estimated that the new impairment methodology will result in higher impairment provisions of approximately £1.3 billion, predominantly for loans and advances to customers, recognised on the Group’s balance sheet. The re-classification and measurement of assets under IFRS 9 also results in a reduction to the carrying value of financial assets of approximately £0.2 billion gross of tax, mainly as a result of transferring assets managed by the Insurance division to fair value through profit or loss. The total net of tax impact on shareholders’ equity is a reduction of approximately £1.2 billion.

The ongoing impact on the financial results will only become clearer after running the IFRS 9 credit risk models over a period of time and under different economic environments, however, it could result in impairment charges being more volatile when compared to the current IAS 39 impairment model, due to the forward looking nature of expected credit losses.

HEDGE ACCOUNTING

The hedge accounting requirements of IFRS 9 are more closely aligned with risk management practices and follow a more principle-based approach than IAS 39. The standard does not address macro hedge accounting, which is being considered in a separate IASB project. There is an option to retain the existing IAS 39 hedge accounting requirements until the IASB completes its project on macro hedging. The Group expects to continue applying IAS 39 hedge accounting in accordance with this accounting policy choice.

IFRS 15 Revenue from Contracts with Customers

IFRS 15 replaces IAS 18 ‘Revenue’ and IAS 11 ‘Construction Contracts’ and is effective for annual periods beginning on or after 1 January 2018.

The core principle of IFRS 15 is that revenue reflects the transfer of goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled. The recognition of such revenue is in accordance with five steps to: identify the contract; identify the performance obligations; determine the transaction price; allocate the transaction price to the performance obligations; and recognise revenue when the performance obligations are satisfied.

In nearly all cases the Group’s current accounting policy is consistent with the requirements of IFRS 15, however, certain income streams within the Group’s car leasing business will be deferred with effect from 1 January 2018. This results in an additional £14 million being recognised as deferred income at 1 January 2018 and a corresponding debit of £11 million, net of tax, to shareholders’ equity; as permitted by the transition options under IFRS 15 comparative figures for the prior year have not been restated.

IFRS 16 Leases

IFRS 16 replaces IAS 17 ‘Leases’ and is effective for annual periods beginning on or after 1 January 2019.

IFRS 16 requires lessees to recognise a right of use asset and a liability for future payments arising from a lease contract. Lessees will recognise a finance charge on the liability and a depreciation charge on the asset which could affect the timing of the recognition of expenses on leased assets. This change will mainly impact the properties that the Group currently accounts for as operating leases. Finance systems will need to be changed to reflect the new accounting rules and disclosures. Lessor accounting requirements remain aligned to the current approach under IAS 17.

IFRS 17 Insurance Contracts

IFRS 17 replaces IFRS 4 ‘Insurance Contracts’ and is effective for annual periods beginning on or after 1 January 2021.

IFRS 17 requires insurance contracts and participating investment contracts to be measured on the balance sheet as the total of the fulfilment cash flows and the contractual service margin. Changes to estimates of future cash flows from one reporting date to another are recognised either as an amount in profit or loss or as an adjustment to the expected profit for providing insurance coverage, depending on the type of change and the reason for it. The effects of some changes in discount rates can either be recognised in profit or loss or in other comprehensive income as an accounting policy choice. The risk adjustment is released to profit and loss as an insurer’s risk reduces. Profits which are currently recognised through a Value in Force asset, will no longer be recognised at inception of an insurance contract. Instead, the expected profit for providing insurance coverage is recognised in profit or loss over time as the insurance coverage is provided.

The standard will have a significant impact on the accounting for the insurance and participating investment contracts issued by the Group.

Minor amendments to other accounting standards

The IASB has issued a number of minor amendments to IFRSs effective 1 January 2018 (including IFRS 2 Share-based Payment and IAS 40 Investment Property) and effective 1 January 2019 (including IAS 19 Employee Benefits, IAS 12 Income Taxes and IFRIC 23 Uncertainty over Income Tax Treatments). These revised requirements are not expected to have a significant impact on the Group.